N / E / W / S R / E / L / E / A / S / E

July 26, 2022

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES SECOND QUARTER 2022 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME)

Second Quarter 2022 Highlights:

•Net income available to common stockholders was $38.5 million and diluted earnings per common share totaled $.63, compared to $55.6 million and $1.03 in the second quarter of 2021, and $48.6 million and $.91 in the first quarter of 2022.
•Completed legal closing on the acquisition of Level One Bancorp, Inc. (“Level One”) on April 1, 2022.
•Adjusted net income1 was $60.0 million and adjusted diluted earnings per share1 totaled $1.01, compared to $48.2 million and $.89 in the second quarter of 2021, and $47.3 million and $.88 in the first quarter of 2022.
•Total loans grew $2.0 billion during the second quarter which included $1.6 billion from the acquisition of Level One. Excluding the forgiveness of $59.2 million in Paycheck Protection Program (“PPP”) loans, organic loan growth totaled $468.3 million or 20.1% annualized on a linked quarter basis.
•Total deposits grew $1.7 billion during the second quarter which included $1.9 billion from the acquisition of Level One reflecting a decline in deposit balances of $265.9 million or 8.2% annualized on a linked quarter basis.
•Nonaccrual loans totaled $46.0 million compared to $42.7 million on a linked quarter basis
•Net interest income totaled $128.7 million, an increase of $26.4 million or 25.8% on a linked quarter basis

Mark Hardwick, Chief Executive Officer, stated, “First Merchants is encouraged by second quarter annualized organic loan growth of 20 percent combined with core margin expansion of 22 basis points. The legal close of Level One was a key accomplishment of our second quarter improving our prospects for future growth.”
Second Quarter Financial Results

First Merchants Corporation (the “Corporation) has reported second quarter 2022 net income available to common stockholders of $38.5 million compared to $55.6 million during the same period in 2021. Diluted earnings per common share for the period totaled $.63 per share compared to the second quarter of 2021 result of $1.03 per share. Current quarter results included acquisition costs of $29.3 million resulting in a reduction of $.38 of diluted earnings per common share. The acquisition costs primarily consist of employee retention bonuses and severance, contract termination charges, professional fees, and current expected credit losses (“CECL”) Day 1 provision expense.

Total assets equaled $17.8 billion as of quarter-end and loans totaled $11.4 billion. Total loans increased $2.3 billion during the past twelve months. The acquisition of Level One contributed $1.6 billion of loans. Excluding acquired loans, the Corporation experienced organic loan growth of $1.1 billion, or 12.1 percent, during the past twelve months. This was offset by the forgiveness of PPP loans of $426.4 million. PPP loans accounted for $32.9 million of the period end loan portfolio balance. Investments increased $481.7 million, or 11.6 percent, during the last twelve months and now total $4.6 billion.

Total deposits equaled $14.6 billion as of quarter-end and increased by $2.4 billion over the past twelve months. The acquisition of Level One contributed $1.9 billion in deposits resulting in $436.7 million or 3.6% in organic deposit growth. The balance sheet growth mix resulted in an increase in the loan to deposit ratio of 3.4% over the past twelve months with the current quarter ratio ending at 78.3 percent.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $226.3 million as of quarter-end, or 1.98 percent of total loans, an increase of $30.3 million over prior quarter due to the acquisition of Level One. The ACL increased $16.6 million for CECL Day 1 purchased credit deteriorated (PCD) loans and provision expense of $14.0 million was recorded for CECL Day 1 non-PCD loans. Additionally, provision expense of $2.8 million was recorded for CECL Day 1 unfunded commitments, which increased other liabilities. Net loan charge-offs for the quarter totaled $0.3 million. No provision expense was recorded during the quarter or during the last twelve months other than CECL Day 1 expense. Non-performing assets to total assets were 0.30% for the second quarter of 2022, a decrease of nine basis points compared to 0.39% in the second quarter of 2021.

Net-interest income totaling $128.7 million for the quarter, continued to grow with an increase of $26.4 million, or 25.8 percent, over prior quarter, and an increase of $24.4 million, or 23.4 percent compared to the second quarter of 2021. Stated net-interest margin on a tax equivalent basis, totaling 3.28 percent, increased by 25 basis points compared to the first quarter of 2022 and six basis points compared to the second quarter of 2021. Net-interest margin excluding the impact of fair value accretion and PPP loans totaled 3.19%, an increase of 22 basis points compared to 2.97% for the first quarter of 2022 and an increase of 19 basis points from the second quarter of 2021. During the quarter, net-interest margin expanded 35 basis points from growth in the loan portfolio and higher loan and investment portfolio yields offset by a 10 basis point increase in funding costs.

Non-interest income, totaling $28.3 million for the quarter, increased $2.4 million or 9.2% compared to the first quarter of 2022. The increase was driven by higher services charges on deposits, gains on the sales of loans and derivative hedge fees. Non-interest income declined $2.6 million from the second quarter of 2021 due primarily to a decline on gains on the sale of loans driven by lower origination volume.

Non-interest expense totaled $97.3 million for the quarter, an increase of $25.0 million from the first quarter of 2022, and an increase of $28.0 million over the second quarter of 2021. Acquisition costs totaling $12.5 million were incurred during the quarter of which $10.0 million were one-time charges, $3.0 million reflected in salaries and benefits and $7.0 million in professional and other outside services.

The Corporation’s total risk-based capital ratio equaled 12.73 percent, common equity tier 1 capital ratio equaled 10.27 percent, and the tangible common equity ratio totaled 7.04 percent. These ratios continue to reflect the Corporation’s strong liquidity and capital positions.

1 See “Non-GAAP Financial Information” for reconciliation

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 10:30 a.m. (ET) on Tuesday, July 26, 2022.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register.vevent.com/register/BI36331b98cb7441deb05fe5de007c8125)

In order to view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/944s4zom) during the time of the call. A replay of the webcast will be available until July 26, 2023.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors and Level One Bank (as divisions of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,
	2022	2021
ASSETS
Cash and due from banks	$212,559	$167,596
Interest-bearing deposits	136,702	438,863
Investment securities, net of allowance for credit losses of $245,000 and $245,000	4,630,030	4,148,314
Loans held for sale	9,060	18,582
Loans	11,397,417	9,121,250
Less: Allowance for credit losses - loans	(226,275)	(199,775)
Net loans	11,171,142	8,921,475
Premises and equipment	117,757	103,822
Federal Home Loan Bank stock	38,111	28,736
Interest receivable	68,728	54,173
Goodwill and other intangibles	753,649	573,786
Cash surrender value of life insurance	323,013	294,462
Other real estate owned	6,521	601
Tax asset, deferred and receivable	114,965	36,924
Other assets	198,255	135,763
TOTAL ASSETS	$17,780,492	$14,923,097
LIABILITIES
Deposits:
Noninterest-bearing	$3,435,331	$2,479,853
Interest-bearing	11,135,538	9,723,547
Total Deposits	14,570,869	12,203,400
Borrowings:
Federal funds purchased	100,000	—
Securities sold under repurchase agreements	186,468	146,904
Federal Home Loan Bank advances	598,865	334,243
Subordinated debentures and other borrowings	151,299	118,498
Total Borrowings	1,036,632	599,645
Interest payable	2,978	2,929
Other liabilities	192,372	245,323
Total Liabilities	15,802,851	13,051,297
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	—
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 59,059,866 and 53,972,386 shares	7,383	6,747
Additional paid-in capital	1,226,378	1,009,182
Retained earnings	917,311	795,666
Accumulated other comprehensive income	(198,556)	60,080
Total Stockholders' Equity	1,977,641	1,871,800
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,780,492	$14,923,097

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2022	2021	2022	2021
INTEREST INCOME
Loans receivable:
Taxable	$106,787	$87,002	$185,862	$172,107
Tax-exempt	5,990	5,545	11,694	10,884
Investment securities:
Taxable	10,372	7,440	18,882	14,135
Tax-exempt	17,212	13,071	33,087	25,456
Deposits with financial institutions	610	129	840	243
Federal Home Loan Bank stock	175	88	321	266
Total Interest Income	141,146	113,275	250,686	223,091
INTEREST EXPENSE
Deposits	8,485	5,823	12,779	12,023
Federal funds purchased	76	2	76	4
Securities sold under repurchase agreements	134	75	223	162
Federal Home Loan Bank advances	1,774	1,452	2,992	2,894
Subordinated debentures and other borrowings	2,016	1,659	3,675	3,316
Total Interest Expense	12,485	9,011	19,745	18,399
NET INTEREST INCOME	128,661	104,264	230,941	204,692
Provision for credit losses - loans	16,755	—	16,755	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	111,906	104,264	214,186	204,692
OTHER INCOME
Service charges on deposit accounts	7,690	5,596	14,109	10,860
Fiduciary and wealth management fees	7,634	7,510	14,966	13,932
Card payment fees	5,175	4,159	10,898	8,526
Net gains and fees on sales of loans	3,226	8,325	5,425	12,311
Derivative hedge fees	1,444	943	2,362	1,260
Other customer fees	662	368	1,072	736
Earnings on cash surrender value of life insurance	1,308	1,205	3,004	2,541
Net realized gains on sales of available for sale securities	90	1,761	656	3,560
Other income	1,048	1,017	1,682	1,249
Total Other Income	28,277	30,884	54,174	54,975
OTHER EXPENSES
Salaries and employee benefits	56,041	42,438	98,560	81,249
Net occupancy	6,648	5,615	12,835	12,106
Equipment	6,720	4,848	11,800	9,878
Marketing	1,414	1,122	2,150	2,246
Outside data processing fees	4,881	4,698	9,244	8,942
Printing and office supplies	381	313	726	596
Intangible asset amortization	2,303	1,464	3,669	2,821
FDIC assessments	2,924	1,461	5,116	2,829
Other real estate owned and foreclosure expenses	(266)	178	298	912
Professional and other outside services	10,267	2,976	13,220	5,519
Other expenses	6,000	4,182	12,020	8,295
Total Other Expenses	97,313	69,295	169,638	135,393
INCOME BEFORE INCOME TAX	42,870	65,853	98,722	124,274
Income tax expense	3,879	10,294	11,145	19,246
NET INCOME	38,991	55,559	87,577	105,028
Preferred stock dividends	469	—	469	—
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$38,522	$55,559	$87,108	$105,028
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.64	$1.03	$1.55	$1.95
Diluted Net Income Available to Common Stockholders	$0.63	$1.03	$1.54	$1.94
Cash Dividends Paid to Common Stockholders	$0.32	$0.29	$0.61	$0.55
Average Diluted Common Shares Outstanding (in thousands)	59,308	54,184	56,516	54,159

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
NET CHARGE-OFFS (RECOVERIES)	$263	$1,307	$(324)	$4,928

AVERAGE BALANCES:
Total Assets	$17,778,221	$14,758,597	$16,627,804	$14,503,087
Total Loans	11,175,188	9,282,524	10,220,860	9,259,600
Total Earning Assets	16,435,747	13,558,956	15,355,265	13,292,617
Total Deposits	14,809,528	12,125,153	13,819,111	11,848,075
Total Stockholders' Equity	2,021,123	1,846,037	1,956,532	1,843,250

FINANCIAL RATIOS:
Return on Average Assets	0.88%	1.51%	1.05%	1.45%
Return on Average Stockholders' Equity	7.62	12.04	8.90	11.40
Return on Average Common Stockholders' Equity	7.72	12.04	8.96	11.40
Average Earning Assets to Average Assets	92.45	91.87	92.35	91.65
Allowance for Credit Losses - Loans as % of Total Loans	1.98	2.19	1.98	2.19
Net Charge-offs as % of Average Loans (Annualized)	0.01	0.06	(0.01)	0.11
Average Stockholders' Equity to Average Assets	11.37	12.51	11.77	12.71
Tax Equivalent Yield on Average Earning Assets	3.58	3.49	3.42	3.51
Interest Expense/Average Earning Assets	0.30	0.27	0.26	0.28
Net Interest Margin (FTE) on Average Earning Assets	3.28	3.22	3.16	3.23
Efficiency Ratio	58.45	48.91	55.90	49.54
Tangible Common Book Value Per Share	$20.45	$24.15	$20.45	$24.15

NON-PERFORMING ASSETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
Non-Accrual Loans	$45,970	$42,698	$43,062	$51,502	$57,556
Renegotiated Loans	233	141	329	439	629
Non-Performing Loans (NPL)	46,203	42,839	43,391	51,941	58,185
Other Real Estate Owned and Repossessions	6,521	6,271	558	698	601
Non-Performing Assets (NPA)	52,724	49,110	43,949	52,639	58,786
90+ Days Delinquent	592	2,085	963	157	183
NPAs & 90 Day Delinquent	$53,316	$51,195	$44,912	$52,796	$58,969

Allowance for Credit Losses - Loans	$226,275	$195,984	$195,397	$199,972	$199,775
Quarterly Net Charge-offs (Recoveries)	263	(587)	4,575	(197)	1,307
NPAs / Actual Assets %	0.30%	0.32%	0.28%	0.35%	0.39%
NPAs & 90 Day / Actual Assets %	0.30%	0.33%	0.29%	0.35%	0.40%
NPAs / Actual Loans and OREO %	0.46%	0.52%	0.47%	0.58%	0.64%
Allowance for Credit Losses - Loans / Actual Loans (%)	1.98%	2.09%	2.11%	2.21%	2.19%
Net Charge-offs as % of Average Loans (Annualized)	0.01%	(0.03)%	0.20%	(0.01)%	0.06%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
ASSETS
Cash and due from banks	$212,559	$148,277	$167,146	$169,261	$167,596
Interest-bearing deposits	136,702	395,262	474,154	369,447	438,863
Investment securities, net of allowance for credit losses	4,630,030	4,489,263	4,524,353	4,445,516	4,148,314
Loans held for sale	9,060	3,938	11,187	5,990	18,582
Loans	11,397,417	9,356,241	9,241,861	9,041,576	9,121,250
Less: Allowance for credit losses - loans	(226,275)	(195,984)	(195,397)	(199,972)	(199,775)
Net loans	11,171,142	9,160,257	9,046,464	8,841,604	8,921,475
Premises and equipment	117,757	105,883	105,655	104,814	103,822
Federal Home Loan Bank stock	38,111	26,422	28,736	28,736	28,736
Interest receivable	68,728	56,081	57,187	53,079	54,173
Goodwill and other intangibles	753,649	569,494	570,860	572,323	573,786
Cash surrender value of life insurance	323,013	291,881	291,041	291,825	294,462
Other real estate owned	6,521	6,271	558	698	601
Tax asset, deferred and receivable	114,965	73,422	35,641	39,504	36,924
Other assets	198,255	138,807	140,167	137,928	135,763
TOTAL ASSETS	$17,780,492	$15,465,258	$15,453,149	$15,060,725	$14,923,097
LIABILITIES
Deposits:
Noninterest-bearing	$3,435,331	$2,745,235	$2,709,646	$2,554,323	$2,479,853
Interest-bearing	11,135,538	10,160,718	10,022,931	9,794,366	9,723,547
Total Deposits	14,570,869	12,905,953	12,732,577	12,348,689	12,203,400
Borrowings:
Federal funds purchased	100,000	—	—	—	—
Securities sold under repurchase agreements	186,468	169,697	181,577	183,589	146,904
Federal Home Loan Bank advances	598,865	308,960	334,055	334,149	334,243
Subordinated debentures and other borrowings	151,299	118,677	118,618	118,558	118,498
Total Borrowings	1,036,632	597,334	634,250	636,296	599,645
Interest payable	2,978	3,589	2,762	3,736	2,929
Other liabilities	192,372	150,749	170,989	203,914	245,323
Total Liabilities	15,802,851	13,657,625	13,540,578	13,192,635	13,051,297
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	—	—	—	—
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,383	6,678	6,676	6,689	6,747
Additional paid-in capital	1,226,378	987,404	985,818	988,659	1,009,182
Retained earnings	917,311	897,818	864,839	832,728	795,666
Accumulated other comprehensive income	(198,556)	(84,392)	55,113	39,889	60,080
Total Stockholders' Equity	1,977,641	1,807,633	1,912,571	1,868,090	1,871,800
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,780,492	$15,465,258	$15,453,149	$15,060,725	$14,923,097

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
INTEREST INCOME
Loans receivable:
Taxable	$106,787	$79,075	$80,583	$85,319	$87,002
Tax-exempt	5,990	5,704	5,635	5,591	5,545
Investment securities:
Taxable	10,372	8,510	8,028	7,788	7,440
Tax-exempt	17,212	15,875	15,411	14,464	13,071
Deposits with financial institutions	610	230	173	218	129
Federal Home Loan Bank stock	175	146	163	168	88
Total Interest Income	141,146	109,540	109,993	113,548	113,275
INTEREST EXPENSE
Deposits	8,485	4,294	5,589	5,707	5,823
Federal funds purchased	76	—	1	—	2
Securities sold under repurchase agreements	134	89	75	77	75
Federal Home Loan Bank advances	1,774	1,218	1,389	1,389	1,452
Subordinated debentures and other borrowings	2,016	1,659	1,666	1,660	1,659
Total Interest Expense	12,485	7,260	8,720	8,833	9,011
NET INTEREST INCOME	128,661	102,280	101,273	104,715	104,264
Provision for credit losses - loans	16,755	—	—	—	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	111,906	102,280	101,273	104,715	104,264
OTHER INCOME
Service charges on deposit accounts	7,690	6,419	6,462	6,249	5,596
Fiduciary and wealth management fees	7,634	7,332	7,078	7,352	7,510
Card payment fees	5,175	5,723	3,937	4,156	4,159
Net gains and fees on sales of loans	3,226	2,199	3,423	3,955	8,325
Derivative hedge fees	1,444	918	1,562	1,028	943
Other customer fees	662	410	361	393	368
Earnings on cash surrender value of life insurance	1,308	1,696	2,051	2,468	1,205
Net realized gains on sales of available for sale securities	90	566	358	1,756	1,761
Other income	1,048	634	615	1,144	1,017
Total Other Income	28,277	25,897	25,847	28,501	30,884
OTHER EXPENSES
Salaries and employee benefits	56,041	42,519	42,432	43,314	42,438
Net occupancy	6,648	6,187	5,644	5,576	5,615
Equipment	6,720	5,080	4,994	4,529	4,848
Marketing	1,414	736	1,840	1,676	1,122
Outside data processing fees	4,881	4,363	4,581	4,794	4,698
Printing and office supplies	381	345	356	265	313
Intangible asset amortization	2,303	1,366	1,463	1,463	1,464
FDIC assessments	2,924	2,192	1,862	1,552	1,461
Other real estate owned and foreclosure expenses	(266)	564	171	(91)	178
Professional and other outside services	10,267	2,953	3,627	2,767	2,976
Other expenses	6,000	6,020	5,466	5,539	4,182
Total Other Expenses	97,313	72,325	72,436	71,384	69,295
INCOME BEFORE INCOME TAX	42,870	55,852	54,684	61,832	65,853
Income tax expense	3,879	7,266	6,951	9,062	10,294
NET INCOME	38,991	48,586	47,733	52,770	55,559
Preferred stock dividends	469	—	—	—	—
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$38,522	$48,586	$47,733	$52,770	$55,559
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.64	$0.91	$0.89	$0.98	$1.03
Diluted Net Income Available to Common Stockholders	$0.63	$0.91	$0.89	$0.98	$1.03
Cash Dividends Paid to Common Stockholders	$0.32	$0.29	$0.29	$0.29	$0.29
Average Diluted Common Shares Outstanding (in thousands)	59,308	53,616	53,660	53,960	54,184
FINANCIAL RATIOS:
Return on Average Assets	0.88%	1.26%	1.25%	1.41%	1.51%
Return on Average Stockholders' Equity	7.62	10.28	10.10	11.17	12.04
Return on Average Common Stockholders' Equity	7.72	10.28	10.10	11.17	12.04
Average Earning Assets to Average Assets	92.45	92.23	91.86	91.57	91.87
Allowance for Credit Losses - Loans as % of Total Loans	1.98	2.09	2.11	2.21	2.19
Net Charge-offs (Recoveries) as % of Average Loans (Annualized)	0.01	(0.03)	0.20	(0.01)	0.06
Average Stockholders' Equity to Average Assets	11.37	12.23	12.36	12.59	12.51
Tax Equivalent Yield on Average Earning Assets	3.58	3.23	3.29	3.46	3.49
Interest Expense/Average Earning Assets	0.30	0.20	0.25	0.26	0.27
Net Interest Margin (FTE) on Average Earning Assets	3.28	3.03	3.04	3.20	3.22
Efficiency Ratio	58.45	52.79	53.49	51.18	48.91
Tangible Common Book Value Per Share	$20.45	$23.26	$25.21	$24.31	$24.15

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
Commercial and industrial loans	$3,297,477	$2,826,660	$2,714,565	$2,573,615	$2,671,076
Agricultural land, production and other loans to farmers	214,904	209,077	246,442	240,686	235,020
Real estate loans:
Construction	745,983	552,975	523,066	521,889	491,200
Commercial real estate, non-owner occupied	2,423,185	2,073,197	2,135,459	2,150,387	2,263,497
Commercial real estate, owner occupied	1,264,563	974,521	986,720	952,441	953,501
Residential	1,813,297	1,226,695	1,159,127	1,154,373	1,127,442
Home equity	586,108	512,641	523,754	531,307	489,997
Individuals' loans for household and other personal expenditures	157,264	147,593	146,092	135,093	130,819
Public finance and other commercial loans	894,636	832,882	806,636	781,785	758,698
Loans	11,397,417	9,356,241	9,241,861	9,041,576	9,121,250
Allowance for credit losses - loans	(226,275)	(195,984)	(195,397)	(199,972)	(199,775)
NET LOANS	$11,171,142	$9,160,257	$9,046,464	$8,841,604	$8,921,475

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
Demand deposits	$8,785,889	$7,806,033	$7,704,190	$7,317,399	$7,261,603
Savings deposits	4,875,880	4,444,417	4,334,802	4,301,483	4,157,552
Certificates and other time deposits of $100,000 or more	436,942	252,033	273,379	283,396	304,394
Other certificates and time deposits	446,973	380,293	389,752	404,010	423,922
Brokered deposits	25,185	23,177	30,454	42,401	55,929
TOTAL DEPOSITS	$14,570,869	$12,905,953	$12,732,577	$12,348,689	$12,203,400

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	June 30, 2022			June 30, 2021
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$329,626	$610	0.74%	$545,752	$129	0.09%
Federal Home Loan Bank stock	38,111	175	1.84	28,736	88	1.22
Investment Securities: (1)
Taxable	2,189,193	10,372	1.90	1,732,367	7,440	1.72
Tax-Exempt (2)	2,703,629	21,788	3.22	1,969,577	16,546	3.36
Total Investment Securities	4,892,822	32,160	2.63	3,701,944	23,986	2.59
Loans held for sale	28,491	315	4.42	25,039	237	3.79
Loans: (3)
Commercial	8,134,050	85,867	4.22	6,953,227	70,886	4.08
Real Estate Mortgage	1,458,317	12,657	3.47	912,662	9,488	4.16
Installment	772,610	7,948	4.11	659,515	6,391	3.88
Tax-Exempt (2)	781,720	7,582	3.88	732,081	7,019	3.84
Total Loans	11,175,188	114,369	4.09	9,282,524	94,021	4.05
Total Earning Assets	16,435,747	147,314	3.58%	13,558,956	118,224	3.49%
Total Non-Earning Assets	1,342,474			1,199,641
Total Assets	$17,778,221			$14,758,597
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$5,372,474	$4,569	0.34%	$4,745,181	$3,560	0.30%
Money market deposits	3,024,560	2,130	0.28	2,337,143	796	0.14
Savings deposits	1,966,054	916	0.19	1,740,233	462	0.11
Certificates and other time deposits	948,799	870	0.37	812,370	1,005	0.49
Total Interest-bearing Deposits	11,311,887	8,485	0.30	9,634,927	5,823	0.24
Borrowings	818,851	4,000	1.95	644,702	3,188	1.98
Total Interest-bearing Liabilities	12,130,738	12,485	0.41	10,279,629	9,011	0.35
Noninterest-bearing deposits	3,497,641			2,490,226
Other liabilities	128,719			142,705
Total Liabilities	15,757,098			12,912,560
Stockholders' Equity	2,021,123			1,846,037
Total Liabilities and Stockholders' Equity	$17,778,221	12,485		$14,758,597	9,011
Net Interest Income (FTE)		$134,829			$109,213
Net Interest Spread (FTE) (4)			3.17%			3.14%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.58%			3.49%
Interest Expense / Average Earning Assets			0.30%			0.27%
Net Interest Margin (FTE) (5)			3.28%			3.22%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2022 and 2021. These totals equal $6,168 and $4,949 for the three months ended June 30, 2022 and 2021, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Six Months Ended
	June 30, 2022			June 30, 2021
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$406,698	$840	0.41%	$493,791	$243	0.10%
Federal Home Loan Bank stock	33,040	321	1.94	28,736	266	1.85
Investment Securities: (1)
Taxable	2,074,074	18,882	1.82	1,613,847	14,135	1.75
Tax-Exempt (2)	2,620,593	41,882	3.20	1,896,643	32,223	3.40
Total Investment Securities	4,694,667	60,764	2.59	3,510,490	46,358	2.64
Loans held for sale	18,181	355	3.91	20,572	393	3.82
Loans: (3)
Commercial	7,504,740	150,545	4.01	6,915,234	140,060	4.05
Real Estate Mortgage	1,191,075	20,497	3.44	943,830	18,774	3.98
Installment	741,994	14,465	3.90	666,870	12,880	3.86
Tax-Exempt (2)	764,870	14,803	3.87	713,094	13,777	3.86
Total Loans	10,220,860	200,665	3.93	9,259,600	185,884	4.01
Total Earning Assets	15,355,265	262,590	3.42%	13,292,617	232,751	3.51%
Total Non-Earning Assets	1,272,539			1,210,470
Total Assets	$16,627,804			$14,503,087
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$5,200,923	$6,977	0.27%	$4,681,439	$7,269	0.31%
Money market deposits	2,770,904	3,002	0.22	2,212,425	1,631	0.15
Savings deposits	1,917,005	1,357	0.14	1,700,601	938	0.11
Certificates and other time deposits	813,482	1,443	0.35	835,722	2,185	0.52
Total Interest-bearing Deposits	10,702,314	12,779	0.24	9,430,187	12,023	0.25
Borrowings	718,270	6,966	1.94	659,826	6,376	1.93
Total Interest-bearing Liabilities	11,420,584	19,745	0.35	10,090,013	18,399	0.36
Noninterest-bearing deposits	3,116,797			2,417,888
Other liabilities	133,891			151,936
Total Liabilities	14,671,272			12,659,837
Stockholders' Equity	1,956,532			1,843,250
Total Liabilities and Stockholders' Equity	$16,627,804	19,745		$14,503,087	18,399
Net Interest Income (FTE)		$242,845			$214,352
Net Interest Spread (FTE) (4)			3.07%			3.15%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.42%			3.51%
Interest Expense / Average Earning Assets			0.26%			0.28%
Net Interest Margin (FTE) (5)			3.16%			3.23%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2022 and 2021. These totals equal $11,904 and $9,660 for the six months ended June 30, 2022 and 2021, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED EPS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP") AND ACQUISITION-RELATED EXPENSES - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2022	2022	2021	2021	2021	2022	2021
Net Income Available to Common Shareholders - GAAP	$38,522	$48,586	$47,733	$52,770	$55,559	$87,108	$105,028
Adjustments:
PPP loan income	(891)	(1,884)	(3,721)	(8,211)	(9,725)	(2,775)	(18,968)
Acquisition-related expenses	12,549	152	—	—	—	12,701	—
Acquisition-related provision expense	16,755	—	—	—	—	16,755	—
Tax on adjustment	(6,967)	425	912	2,013	2,385	(6,542)	4,651
Adjusted Net Income Available to Common Stockholders - Non-GAAP	$59,968	$47,279	$44,924	$46,572	$48,219	$107,247	$90,711

Average Diluted Common Shares Outstanding (in thousands)	59,308	53,616	53,660	53,960	54,184	56,516	54,159

Diluted Earnings Per Common Share - GAAP	$0.63	$0.91	$0.89	$0.98	$1.03	$1.54	$1.94
Adjustments:
PPP loan income	(0.01)	(0.04)	(0.07)	(0.15)	(0.18)	(0.05)	(0.35)
Acquisition-related expenses	0.22	—	—	—	—	0.22	—
Acquisition-related provision expense	0.30	—	—	—	—	0.30	—
Tax on adjustment	(0.13)	0.01	0.02	0.04	0.04	(0.12)	0.08
Adjusted Diluted Earnings Per Common Share - Non-GAAP	$1.01	$0.88	$0.84	$0.87	$0.89	$1.89	$1.67